Guarantees and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Guarantees and Contingent Liabilities [Abstract]
Guarantees and Contingent Liabilities
NOTE 22	Guarantees and Contingent Liabilities

Commitments to Extend Credit

Commitments to extend credit are legally binding and generally have fixed expiration dates or other termination clauses. The contractual amount represents the Company’s exposure to credit loss, in the event of default by the borrower. The Company manages this credit risk by using the same credit policies it applies to loans. Collateral is obtained to secure commitments based on management’s credit assessment of the borrower. The collateral may include marketable securities, receivables, inventory, equipment and real estate. Since the Company expects many of the commitments to expire without being drawn, total commitment amounts do not necessarily represent the Company’s future liquidity requirements. In addition, the commitments include consumer credit lines that are cancelable upon notification to the consumer.

Letters of Credit

Standby letters of credit are commitments the Company issues to guarantee the performance of a customer to a third party. The guarantees frequently support public and private borrowing arrangements, including commercial paper issuances, bond financings and other similar transactions. The Company issues commercial letters of credit on behalf of customers to ensure payment or collection in connection with trade transactions. In the event of a customer’s nonperformance, the Company’s credit loss exposure is the same as in any extension of credit, up to the letter’s contractual amount. Management assesses the borrower’s credit to determine the necessary collateral, which may include marketable securities, receivables, inventory, equipment and real estate. Since the conditions requiring the Company to fund letters of credit may not occur, the Company expects its liquidity requirements to be less than the total outstanding commitments. The maximum potential future payments guaranteed by the Company under standby letter of credit arrangements at December 31, 2011, were approximately $19.2 billion with a weighted-average term of approximately 22 months. The estimated fair value of standby letters of credit was approximately $97 million at December 31, 2011.

The contract or notional amounts of unfunded commitments to extend credit and letters of credit at December 31, 2011, were as follows:

	Term
(Dollars in Millions)	Less Than One Year	Greater Than One Year	Total
Commitments to extend credit
Commercial and commercial real estate	$19,632	$64,394	$84,026
Corporate and purchasing cards (a)	17,713	–	17,713
Residential mortgages	106	55	161
Retail credit cards (a)	64,411	545	64,956
Other retail	9,739	16,411	26,150
Covered	72	1,033	1,105
Letters of credit
Standby	7,202	11,997	19,199
Commercial	396	24	420
(a)	Primarily cancelable at the Company’s discretion.

Lease Commitments

Rental expense for operating leases totaled $291 million in 2011, $277 million in 2010 and $253 million in 2009. Future minimum payments, net of sublease rentals, under capitalized leases and noncancelable operating leases with initial or remaining terms of one year or more, consisted of the following at December 31, 2011:

(Dollars in Millions)	Capitalized Leases	Operating Leases
2012	$10	$ 222
2013	9	202
2014	7	172
2015	6	141
2016	6	107
Thereafter	27	443
Total minimum lease payments	65	$1,287
Less amount representing interest	25
Present value of net minimum lease payments	$40

Guarantees

Guarantees are contingent commitments issued by the Company to customers or other third parties. The Company’s guarantees primarily include parent guarantees related to subsidiaries’ third party borrowing arrangements; third party performance guarantees inherent in the Company’s business operations, such as indemnified securities lending programs and merchant charge-back guarantees; indemnification or buy-back provisions related to certain asset sales; and contingent consideration arrangements related to acquisitions. For certain guarantees, the Company has recorded a liability related to the potential obligation, or has access to collateral to support the guarantee or through the exercise of other recourse provisions can offset some or all of the maximum potential future payments made under these guarantees.

Third Party Borrowing Arrangements The Company provides guarantees to third parties as a part of certain subsidiaries’ borrowing arrangements, primarily representing guaranteed operating or capital lease payments or other debt obligations with maturity dates extending through 2013. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $436 million at December 31, 2011.

Commitments from Securities Lending The Company participates in securities lending activities by acting as the customer’s agent involving the loan of securities. The Company indemnifies customers for the difference between the market value of the securities lent and the market value of the collateral received. Cash collateralizes these transactions. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $9.2 billion at December 31, 2011, and represented the market value of the securities lent to third parties. At December 31, 2011, the Company held assets with a market value of $9.4 billion as collateral for these arrangements.

Asset Sales The Company has provided guarantees to certain third parties in connection with the sale or syndication of certain assets, primarily loan portfolios and tax credits. These guarantees are generally in the form of asset buy-back or make-whole provisions that are triggered upon a credit event or a change in the tax-qualifying status of the related projects, as applicable, and remain in effect until the loans are collected or final tax credits are realized, respectively. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $2.3 billion at December 31, 2011, and represented the proceeds received from the buyer or the guaranteed portion in these transactions where the buy-back or make-whole provisions have not yet expired. At December 31, 2011, the Company had reserved $79 million for potential losses related to the sale or syndication of tax credits.

The maximum potential future payments do not include loan sales where the Company provides standard representations and warranties to the buyer against losses related to loan underwriting documentation defects that may have existed at the time of sale that generally are identified after the occurrence of a triggering event such as delinquency. For these types of loan sales, the maximum potential future payments is generally the unpaid principal balance of loans sold measured at the end of the current reporting period. Actual losses will be significantly less than the maximum exposure, as only a fraction of loans sold will have a representation and warranty breach, and any losses on repurchase would generally be mitigated by any collateral held against the loans.

The Company regularly sells loans to government sponsored enterprises (“GSEs”) as part of its mortgage banking activities. The Company provides customary representation and warranties to the GSEs in conjunction with these sales. These representations and warranties generally require the Company to repurchase assets if it is subsequently determined that a loan did not meet specified criteria, such as a documentation deficiency or rescission of mortgage insurance. If the Company is unable to cure or refute a repurchase request, the Company is generally obligated to repurchase the loan or otherwise reimburse the counterparty for losses. At December 31, 2011, the Company had reserved $160 million for potential losses from representation and warranty obligations. The Company’s reserve reflects management’s best estimate of losses for representation and warranty obligations. The Company’s reserving methodology uses current information about investor repurchase requests, and assumptions about defect rate, concur rate, repurchase mix, and loss severity, based upon the Company’s most recent loss trends. The Company also considers qualitative factors that may result in anticipated losses differing from historical loss trends, such as loan vintage, underwriting characteristics and macroeconomic trends.

The following table is a rollforward of the Company’s representation and warranty reserve:

Year ended December 31 (Dollars in Millions)	2011	2010	2009
Balance at beginning of period	$180	$72	$12
Net realized losses	(137)	(93)	(18)
Additions to reserve	117	201	78
Balance at end of period	$160	$180	$72

As of December 31, 2011 and December 31, 2010, the Company had $105 million and $165 million, respectively, of unresolved representation and warranty claims from the GSEs. The Company does not have a significant amount of unresolved claims from investors other than the GSEs.

Merchant Processing The Company, through its subsidiaries, provides merchant processing services. Under the rules of credit card associations, a merchant processor retains a contingent liability for credit card transactions processed. This contingent liability arises in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. In this situation, the transaction is “charged-back” to the merchant and the disputed amount is credited or otherwise refunded to the cardholder. If the Company is unable to collect this amount from the merchant, it bears the loss for the amount of the refund paid to the cardholder.

A cardholder, through its issuing bank, generally has until the latter of up to four months after the date the transaction is processed or the receipt of the product or service to present a charge-back to the Company as the merchant processor. The absolute maximum potential liability is estimated to be the total volume of credit card transactions that meet the associations’ requirements to be valid charge-back transactions at any given time. Management estimates that the maximum potential exposure for charge-backs would approximate the total amount of merchant transactions processed through the credit card associations for the last four months. For the last four months this amount totaled approximately $74.3 billion. In most cases, this contingent liability is unlikely to arise, as most products and services are delivered when purchased and amounts are refunded when items are returned to merchants. However, where the product or service is not provided until a future date (“future delivery”), the potential for this contingent liability increases. To mitigate this risk, the Company may require the merchant to make an escrow deposit, may place maximum volume limitations on future delivery transactions processed by the merchant at any point in time, or may require various credit enhancements (including letters of credit and bank guarantees). Also, merchant processing contracts may include event triggers to provide the Company more financial and operational control in the event of financial deterioration of the merchant.

The Company’s primary exposure to future delivery is related to merchant processing for airline companies. The Company currently processes card transactions in the United States, Canada and Europe for these merchants. In the event of liquidation of these merchants, the Company could become financially liable for refunding tickets purchased through the credit card associations under the charge-back provisions. Charge-back risk related to these merchants is evaluated in a manner similar to credit risk assessments and, as such, merchant processing contracts contain various provisions to protect the Company in the event of default. At December 31, 2011, the value of airline tickets purchased to be delivered at a future date was $4.6 billion. The Company held collateral of $438 million in escrow deposits, letters of credit and indemnities from financial institutions, and liens on various assets. With respect to future delivery risk for other merchants, the Company held $14 million of merchant escrow deposits as collateral. In addition to specific collateral or other credit enhancements, the Company maintains a liability for its implied guarantees associated with future delivery. At December 31, 2011, the liability was $64 million primarily related to these airline processing arrangements.

In the normal course of business, the Company has unresolved charge-backs. The Company assesses the likelihood of its potential liability based on the extent and nature of unresolved charge-backs and its historical loss experience. At December 31, 2011, the Company held $107 million of merchant escrow deposits as collateral and had a recorded liability for potential losses of $12 million.

Contingent Consideration Arrangements The Company has contingent payment obligations related to certain business combination transactions. Payments are guaranteed as long as certain post-acquisition performance-based criteria are met or customer relationships are maintained. At December 31, 2011, the maximum potential future payments required to be made by the Company under these arrangements was approximately $4 million. If required, the majority of these contingent payments are payable within the next 12 months.

Minimum Revenue Guarantees In the normal course of business, the Company may enter into revenue share agreements with third party business partners who generate customer referrals or provide marketing or other services related to the generation of revenue. In certain of these agreements, the Company may guarantee that a minimum amount of revenue share payments will be made to the third party over a specified period of time. At December 31, 2011, the maximum potential future payments required to be made by the Company under these agreements were $31 million and the Company had recorded a related liability of $20 million.

Tender Option Bond Program Guarantee As discussed in Note 8, the Company sponsors a municipal bond securities tender option bond program and consolidates the program’s entities on its consolidated balance sheet. The Company provides financial performance guarantees related to the program’s entities. At December 31, 2011, the Company guaranteed $5.3 billion of borrowings of the program’s entities, included on the consolidated balance sheet in short-term borrowings. The Company also included on its consolidated balance sheet the related $5.4 billion of available-for-sale investment securities serving as collateral for this arrangement.

Other Guarantees and Commitments The Company has also made other financial performance guarantees and commitments related to the operations of its subsidiaries. At December 31, 2011, the maximum potential future payments guaranteed or committed by the Company under these arrangements were approximately $3.1 billion and the Company had recorded a related liability of $20 million.

Other Contingent Liabilities

Visa Restructuring and Card Association Litigation The Company’s payment services business issues and acquires credit and debit card transactions through the Visa U.S.A. Inc. card association or its affiliates (collectively “Visa”). In 2007, Visa completed a restructuring and issued shares of Visa Inc. common stock to its financial institution members in contemplation of its initial public offering (“IPO”) completed in the first quarter of 2008 (the “Visa Reorganization”). As a part of the Visa Reorganization, the Company received its proportionate number of shares of Visa Inc. common stock, which were subsequently converted to Class B shares of Visa Inc. (“Class B shares”). The Company and certain of its subsidiaries have been named as defendants along with Visa U.S.A. Inc. (“Visa U.S.A.”) and MasterCard International (collectively, the “Card Associations”), as well as several other banks, in antitrust lawsuits challenging the practices of the Card Associations (the “Visa Litigation”). Visa U.S.A. member banks have a contingent obligation to indemnify Visa Inc. under the Visa U.S.A. bylaws (which were modified at the time of the restructuring in October 2007) for potential losses arising from the Visa Litigation. The indemnification by the Visa U.S.A. member banks has no specific maximum amount. The Company has also entered into judgment and loss sharing agreements with Visa U.S.A. and certain other banks in order to apportion financial responsibilities arising from any potential adverse judgment or negotiated settlements related to the Visa Litigation.

In 2007 and 2008, Visa announced settlement agreements relating to certain of the Visa Litigation matters. Visa U.S.A. member banks remain obligated to indemnify Visa Inc. for potential losses arising from the remaining Visa Litigation. Using proceeds from its IPO and through reductions to the conversion ratio applicable to the Class B shares held by Visa U.S.A. member banks, Visa Inc. funds an escrow account for the benefit of member financial institutions to fund the expenses of the Visa Litigation, as well as the members’ proportionate share of any judgments or settlements that may arise out of the Visa Litigation. The receivable related to the escrow account is classified in other liabilities as a direct offset to the related Visa Litigation contingent liability. The Company recognized gains of $51 million in 2011, $72 million in 2010 and $39 million in 2009, related to Visa Inc.’s funding of the escrow account and resulting reduction in the conversion ratio applicable to the Class B shares. The amount recognized in 2011 was net of an additional $58 million increase to the Company’s liability related to the remaining Visa Litigation matters. At December 31, 2011, the carrying amount of the Company’s liability related to the remaining Visa Litigation matters, net of its share of the escrow fundings, was zero. The remaining Class B shares held by the Company will be eligible for conversion to Class A shares, and thereby marketable, upon settlement of the Visa Litigation.

Checking Account Overdraft Fee Litigation  The Company is a defendant in three separate cases primarily challenging the Company’s daily ordering of debit transactions posted to customer checking accounts for the period from 2003 to 2010. The plaintiffs have requested class action treatment; however, no class has been certified. The court has denied a motion by the Company to dismiss these cases. The Company believes it has meritorious defenses against these matters, including class certification. No specific damages claim has been made, and based on facts and circumstances, the Company believes the potential range of loss would not be material.

Other During the second quarter of 2011, the Company and its two primary banking subsidiaries entered into Consent Orders with U.S. federal banking regulators regarding the Company’s residential mortgage servicing and foreclosure processes. The banking regulators have notified the Company of civil money penalties related to the Consent Orders, however, these penalties are not significant.

Other federal and state governmental authorities have reached a settlement agreement in principle with five major financial institutions regarding their mortgage origination, servicing, and foreclosure activities. Those governmental authorities contacted other financial institutions, including the Company, to discuss their potential participation in a settlement. The Company has not agreed to any settlement at this point, however if a settlement were reached it would likely include an agreement to comply with specified servicing standards, and settlement payments to governmental authorities as well as a monetary commitment that could be satisfied under various loan modification programs (in addition to the programs the Company already has in place). The Company has accrued $130 million with respect to these and related matters.

The Company is subject to various other litigation, investigations and legal and administrative cases and proceedings that arise in the ordinary course of its businesses. Due to their complex nature, it may be years before some matters are resolved. While it is impossible to ascertain the ultimate resolution or range of financial liability with respect to these contingent matters, the Company believes that the aggregate amount of such liabilities will not have a material adverse effect on the financial condition, results of operations or cash flows of the Company.